Legg Mason Investors Trust, Inc. Investment Commentary and Quarterly Report to Shareholders December 31, 2006

American Leading Companies Trust Balanced Trust Financial Services Fund U.S. Small-Capitalization Value Trust

Contents

Investment Commentary
American Leading Companies Trust	ii
Balanced Trust	x
Financial Services Fund	xii
U.S. Small-Capitalization Value Trust	xv
Glossary of Index Definitions	xix

Quarterly Report to Shareholders
President’s Letter	1

American Leading Companies Trust
Performance Information	4
Portfolio of Investments	9

Balanced Trust
Performance Information	15
Portfolio of Investments	21

Financial Services Fund
Performance Information	29
Portfolio of Investments	34

U.S. Small-Capitalization Value Trust
Performance Information	37
Portfolio of Investments	42

ii  Investment Commentary

American Leading Companies Trust

In keeping with its tradition in recent years, the U.S. equity market posted strong returns in the final three months of 2006. Over the last 20 years, the S&P 500 Index has been up an average of 5.06% in the fourth quarter. It bettered that result this year with a quarterly return of 6.70%. The S&P 500 reached its yearly high on December 15 at 1427.09, then took a breather for the holiday season, closing the year at 1418.30, 0.6% off its peak but still up a highly satisfactory 15.79% for the year as a whole.

Total Returns
Fourth
	Quarter	One	5/5/06-
	2006	Year	12/29/06

S&P 500 Stock Composite IndexA	+6.70%	+15.79%	+8.37%
Dow Jones Industrial AverageA	+7.39%	+19.05%	+9.38%
Nasdaq Composite IndexA	+7.15%	+10.39%	+3.60%
S&P MidCap 400 IndexA	+6.99%	+10.32%	−0.68%
Russell 2000 IndexA	+8.90%	+18.37%	+1.59%
Dow Jones Wilshire 5000 IndexA	+7.21%	+15.78%	+7.17%
S&P 100 IndexA	+7.12%	+18.47%	+11.15%

Source: Bloomberg, Wilshire, Russell, Lipper

For the quarter and year, returns were strong across the board. Notably, in our view, the two best performing indices for the year were the mega-cap-dominated Dow Industrials (+19.05%) and S&P 100 (+18.47%). Next best was the Russell 2000 Index, but this was principally due to its strong showing early in the year.

Through the market’s early year peak on May 5, the Russell 2000 was up 16.51%, but it advanced only 1.59% further through year-end, as shown in the table above. Note, too, that the S&P MidCap 400 Index was actually down from the May market peak through year-end. In sharp contrast, the Dow Industrials, S&P 100 and S&P 500 indices were up 9.38%, 11.15% and 8.37%, respectively, from May 5 through year-end.

We regard the shift in leadership from small and mid cap stocks to large and mega caps for the period from May 5 through the end of the year as the most significant development in the equity market in 2006. We believe the performance differential between these market cap sectors since May is solid evidence that the shift which has been much anticipated, but little in evidence until recently, has finally occurred. How long the shift will last we can not say, but if our assessment is correct, it could be a period measured in years, rather than months.

The reemergence of mega cap stocks as market leaders has been a mixed blessing for many investment managers. One might even say “never have so many had so little fun in a generally rising market.” The reason is that a market dominated by mega cap stocks is a tough market for

A See Glossary of Index Definitions on page xix. It is not possible to invest directly in an index.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  iii

most equity managers to beat. The late 1990s – while a bonanza for equity investors as a whole – were a nightmare for portfolio managers in terms of relative performance, as few were able to keep up with the S&P 500 Index, which was being driven by the relentless advance of 25 or 30 mega caps. The year just ended witnessed a similar struggle as just 19% of all actively managed US diversified equity funds were ahead of the S&P 500 through December 27 according to the Wall Street Journal. This is the worst yearly aggregate relative performance showing since 1998.

Another significant development in the equity market in 2006, in our judgment, was the continuing surge in the number and size of private equity transactions. Some are calling this a bubble. We disagree. Taken to an extreme, it could become a bubble, but it’s not one yet, in our view. Up to now, we believe the surge in private equity transactions is being driven by the simple fact that stocks are meaningfully undervalued relative to bonds, and huge quantities of debt-financing are available at upper-middle single-digit rates to buy companies whose returns on equity are in the mid to high teens and returns on total capital are in the low double-digits, or higher. With such an attractive spread available, deals don’t have to be leveraged to the moon to make sense. According to a recent Wall Street Journal interview (1/3/07) with KKR partners Henry Kravis and George Roberts, the average private equity deal today is 33% equity and 67% debt, in contrast to 1987, when the average deal was only 7% equity and 93% debt. Another big change in the private equity business is that it has gone global. “Fifty percent of the money raised comes from outside the US. In the 1980s, everything was domestic,” says Mr. Kravis. “In 2006, eight of 12 deals we did were foreign.”

Another force spurring private equity transactions is what our colleague Michael Mauboussin calls “time arbitrage.” Many analysts and investors have become so focused on short-term earnings trends as an indicator of attractiveness that they fail to recognize a true investment opportunity when it presents itself.

The pressure that company executives feel not to disappoint “the Street” plays right into private equity investors’ hands, according to Mr. Roberts. “Managements want to take the long-term view, but they know they get clobbered in the short term. A lot of companies want to start new projects but they can’t because they are afraid of the hit to quarterly earnings, even though it may be right in three to five years. When we say our average hold [before selling the company or taking it public] is seven years, they sit up.” Adds Mr. Kravis: “There is constant churn in the share ownership of public companies. Activist shareholders beat up the company because the stock isn’t going up. Our size and indifference to quarterly results may make chief executive officers and boards take us more seriously.”

The advent of the new year is the traditional time for portfolio managers, strategists, economists and market commentators such as us to trot out forecasts of the outlook for the coming year. We will share ours presently, but for now suffice it to say that we are bullish on the U.S. equity market for 2007. Obviously, not everyone agrees with us. We would be quite uncomfortable if they did. Those with a gloomier outlook than us tend to focus on a number of macro issues including the “unsustainable” trade and budget deficits, the impending collapse of

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv  Investment Commentary

the U.S. dollar and the likelihood that the continuing weakness in the housing market will trigger a U.S. recession. We lack the space to fully address all these issues here, except to say that we do not expect a recession in the U.S. in 2007, we think the dollar could actually rally this year versus the euro and the British pound (though likely not versus the Chinese renminbi), and we believe concerns about the trade and budget deficits – while valid to a degree – are way overblown.

For a well-reasoned analysis and defense of the U.S. trade deficit, we refer shareholders to Bear Stearns’ Chief Economist David Malpass’ recent Wall Street Journal (12/21/06) editorial entitled “Embrace the Deficit.” Malpass’ principal argument is that “Though widely criticized as an imbalance, the trade deficit and related capital inflows reflect U.S. growth, not weakness – they link the younger, faster-growing U.S. with the aging, slower-growing economies abroad.”

For a cogent analysis of why the world is not coming to an end, we recommend reading Anatole Kaletsky’s piece in the January/February 2007 issue of The Liberal entitled “The Years of Reckoning.” Mr. Kaletsky, an associate editor of The Times and GaveKal Research partner, argues that secular bears fail to fully understand the positive implications of five forces that have powered the expansion of the global economy since the early 1990s. These are: (1) the collapse of communism, (2) the proliferation of free markets and explosion in world trade, (3) the advances in electronic technology that have cut communications costs to nearly zero, (4) the revolution in global finance, and (5) the coordinated effort of developed country central banks to keep economies growing as near as possible to their long-term potential.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  v

Portfolio Performance

Results for the American Leading Companies Trust for the three-month, one-year, three-year, five-year, and ten-year periods ended December 31, 2006, are listed below, along with those of some representative benchmarks:

Average Annual Total Returns
Through December 31, 2006
	Three	One	Three	Five	Ten	Since
	Months	Year	Years	Years	Years	InceptionB

American Leading Companies
Primary Class	+8.22%	+10.02%	+10.75%	+7.55%	+8.25%	+9.54%
Institutional Class	+8.47%	+11.17%	+11.85%	+8.67%	N/A	+7.28%
S&P 500 Stock Composite Index	+6.70%	+15.79%	+10.44%	+6.19%	+8.42%	+10.76%
Lipper Large-Cap Core FundsA	+6.33%	+13.53%	+8.88%	+4.83%	+6.87%	+9.18%
Lipper Large-Cap Value FundsA	+7.02%	+17.96%	+11.91%	+7.84%	+8.50%	+10.64%
Dow Jones Industrial Average	+7.39%	+19.05%	+8.44%	+6.81%	+8.91%	+11.95%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Performance for other share classes varies.

American Leading Companies Trust (ALC) finished calendar year 2006 on a strong note, beating the S&P 500 Index, Dow Industrials and both relevant Lipper peer fund averages for the quarter ended December 31, 2006. It was a satisfying finish to an otherwise difficult year, one in which the Fund trailed the S&P 500 and other relevant benchmarks by meaningful amounts, and which saw the ending of a streak of six years in a row of better-than-market returns compared to the S&P 500 Index. On a three-year, five-year and ten-year basis, ALC’s results are competitive with – in some instances better than, and some instances trailing – its benchmarks and peer averages.

B The inception date of the Primary Class is September 1, 1993. The inception date of the Institutional Class is June 14, 2001. Index returns are for periods beginning August 31, 1993.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi  Investment Commentary

For the quarter, the best-performing stocks in the portfolio were: Expedia, Inc., IAC/InterActiveCorp, United States Steel Corporation, The DIRECTV Group, Inc., Amazon.com, Inc., Countrywide Financial Corporation, Time Warner Inc., Merrill Lynch & Co., Inc., IBM Corporation, and Accenture Ltd. Laggards were: Texas Instruments Inc., The Pepsi Bottling Group, Inc., Pfizer Inc., Caterpillar Inc., Wal-Mart Stores, Inc., Symantec Corporation, Intel Corporation, Anadarko Petroleum Corporation, Bank of America Corporation and Yahoo! Inc.

In terms of performance contribution, which takes into account both market performance and portfolio weighting, the five stocks adding most positively to return in the quarter were: The DIRECTV Group, Inc., Altria Group Inc., IAC/InteractiveCorp, Countrywide Financial Corporation, and Amazon.com, Inc. The five biggest detractors from performance were: Pfizer Inc., Texas Instruments Inc., The Pepsi Bottling Group Inc., Wal-Mart Stores, Inc., and Symantec Corporation.

We were once again moderately active in the portfolio during the quarter, with turnover averaging just in the mid-teens on an annualized basis, somewhat lower than the approximate 20% annualized rate that has been typical for us over the last several years or so. We initiated only one new position during the quarter: Motorola Inc., a leading manufacturer of cell phones, broadband equipment, and wireless networks. We purchased the stock as part of a reorientation of the Fund’s semiconductor exposure to make it more communications-centric and less PC-centric. In addition to the purchase of Motorola Inc., this involved upping our weighting in Texas Instruments Incorporated and reducing our holdings of Intel Corporation. In our judgment, Motorola Inc. has very attractive long-term growth prospects. In addition, the company is generating substantial amounts of free cash flow and buying back its shares aggressively.

On the sell side, we sold our entire holdings in three companies: Boston Scientific Corporation, Kimberly-Clark Corporation and MGIC Investment Corporation. In the case of Boston Scientific Corporation, we came to the conclusion that our decision to purchase the stock earlier in the year was a mistake, and decided to take our medicine and use the loss generated by the sale to offset realized gains elsewhere in the portfolio. Kimberly-Clark Corporation was a longstanding holding, which had reached our assessment of fair value. We sold MGIC Investment Corporation because we believed that it, too, was fully valued, and because we believed their earnings outlook might be diminished by a possible rise in mortgage delinquencies.

In calendar 2006, ALC made long-term capital gains distributions to shareholders in June ($0.4125) and December ($0.877) totaling $1.2895 per share, or about 5.1% of net asset value as of December 31, 2006. Since these were the first such distributions in a number of years, we thought it might be useful for shareholders to understand our thinking on the issues surrounding the distribution of capital gains. We preface our remarks by noting that we are not tax experts, and therefore, the following discussion should not be construed as tax advice.

Because of the way the tax laws are written, when a mutual fund manager realizes a net taxable gain in a fund during a particular tax period, those gains are passed through to the fund’s shareholders – each of whom receives a pro rata share of the distribution. As a

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  vii

consequence, taxable shareholders who have owned the fund for only a matter of days or weeks may find themselves subject to paying taxes on a “long-term” gain in which they did not have the opportunity to actually participate. In my opinion, this is unfair. Fund shareholders should only be subject to capital gains taxes if, and when, they sell their shares, as is the case with individual common stocks. Unfortunately, that is not the way the laws are written and we must deal with things as they are, not as we’d like them to be.

Balancing the interests of longstanding shareholders with those of new and prospective shareholders is a difficulty faced by all mutual fund managers. The situation is further complicated by the fact that some shareholders are taxable entities while others are not. Where possible, many fund managers try to refrain from realizing gains except when they have available offsetting losses to avoid having to make any capital gains distributions at all. While this approach is often a good solution, and managers who employ it are normally applauded for their “tax efficiency” by mutual fund monitoring services such as Morningstar, over time, the practice can lead to a build-up of “imbedded” gains inside the fund, which act as a possible deterrent to new shareholders.

To conclude our discussion of mutual fund distributions, I would only say that I hope most shareholders will find a 5.1% long-term capital gains distribution in a year in which the fund was up 10%, acceptable. Please note too that if you reinvest your distributions in additional shares of the fund, both long- and short-term capital gains distributions are added to your cost basis, thus reducing your future tax liability when you ultimately sell your fund sharesC.

Outlook

We firmly believe that 2007 will be a good year for the U.S. equity market, and it could well be a great year. We will be quite surprised if the S&P 500 Index does not (finally) make a new all-time high this year. If our assessment of prospects proves correct, the S&P 500 could finish 2007 closer to 1,600 than 1,500.

We believe market returns in 2007 will be driven by a combination of moderate earnings growth, dividend return and some degree of price-to-earnings (P/E) multiple expansion. Our best guess at this point is that earnings per share growth for the S&P 500 Index in 2007 will be about 7%. Throw in another 2% or so for dividends and our best case expectation for the market’s total return in 2007 (absent the effect of P/E multiple expansion) becomes 9%. In our view, how good 2007 turns out to be will be largely determined by how much of a tailwind P/E multiple expansion provides.

C Legg Mason, Inc., its affiliates, and its employees are not in the business of providing tax or legal advice to taxpayers. These materials and any tax-related statements are not intended or written to be used, and cannot be used or relied upon, by any such taxpayer for the purpose of avoiding tax penalties. Tax-related statements, if any may have been written in connection with the “promotion or marketing” of the transaction(s) or matter(s) addressed by these materials, to the extent allowed by applicable law. Any such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii  Investment Commentary

Our valuation work suggests that the S&P 500 Index is worth about 17 times earnings at present, or roughly two multiple points higher than it actually trades. One multiple point of
P/E expansion is worth about 6% to 7% in market appreciation. Our best estimate is that the market will achieve about one multiple point expansion in 2007, and thus we see good prospects for market total returns in 2007 to be in the mid-teens.

Obviously, this is not the only possible outcome for 2007, but any alternate scenario must consider the same three factors. People who are bearish on the market for 2007 must either believe that dividends will not be paid (a highly unlikely occurrence), that earnings will fail to grow or even contract, or that the P/E multiple of the market will stay the same or continue to decline.

Let’s consider each of these possibilities in turn. The dividend issue is easily dispensed with, in our view. Dividends for the S&P 500 in aggregate are highly likely to be paid. In fact, we think the dividend payout ratio for the S&P 500 will tend to rise over the next several years, causing dividends to grow faster than earnings for a number of years.

Earnings growth, on the other hand, could fall short of expectations. Since we expect economic growth to slow in 2007, our estimate of earnings per share growth for this year is already 2% below the current First Call, bottom-up, capitalization-weighted consensus forecast of 9%. Profit growth could moderate still further, in our view, but a steep decline in earnings does not look like a very good bet at this point. It would take a full-blown recession for that to happen, and right now, we don’t see that as likely. We put the odds of a recession developing in 2007 at about 25% to 30%. The impact on market returns of any shortfall in earnings growth from our current expectations may well be mitigated by the more aggressive Federal Reserve (Fed) easing that would likely accompany such an occurrence.

The big swing factor in market returns for 2007 will almost certainly be P/E multiples which are difficult to predict. In our opinion, the most likely occurrence in 2007 is that the S&P 500’s P/E multiple will begin to expand, after three years of contraction. The Fed went on hold in June 2006. We believe they will remain on hold through the first half of 2007. In our opinion, the economy is currently neither weak enough to justify rate cuts, nor strong enough to justify rate increases. The mixed pattern of recent evidence on the economic outlook – with some data such as housing suggesting weakness, and other data such as job growth suggesting strength – is consistent with what we regard as the most likely scenario: a mid-cycle slowdown, but no recession. According to data from ISI Group, the past three mid-cycle slowdowns – in 1967, 1985 and 1995 – were accompanied by P/E multiple expansion of between 0.8% (1967) and 5.0% (1985), averaging 2.6%.

Historical patterns, too, are strongly supportive of 2007 being a good year for the S&P 500. Pre-presidential election years – such as 2007 – have historically been strong. In fact, 15 of the last 16 pre-presidential election (PPE) years (dating back to 1943) have been up years in the market (1947 was flat), showing an average price gain of 18.1%. A similar gain in 2007 would imply P/E multiple expansion of about 2 points, a scenario that is consistent with past mid-cycle slowdowns. Why PPE years have traditionally been so strong is a bit of a mystery.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  ix

Conventional wisdom has it that the party in power likes to take any necessary economic medicine early in its four-year term so as to try to insure that the economy and stock market are cooking along as the time to run for re-election approaches. Whether valid or not, this theory is consistent with the historical evidence, as the first and second years of presidential terms have been up 3.0% and 4.1%, respectively, since 1929, while the third and fourth years have been up 14.7% and 9.0%, respectively.

The tendency of PPE years to be strong ones in the market even trumps the tendency for years ending in seven to be weak. Since 1917, in all years ending in seven, the Dow has been down an average of 1.4%, but those ending in seven that were PPE years – 1927, 1947, 1967 and 1987 – were up an average of 12.1%, while those that were not PPE years – 1917, 1937, 1957, 1977 and 1997 – were down an average of 12.4%.

To summarize our current thinking, we believe investors have many reasons to be optimistic about the outlook for 2007. The ones related to the calendar and historical patterns are interesting and provide grist for cocktail party chatter, but the determinative ones, in our view, are those related to valuation, the probable economic outlook and the most likely Fed response to it.

As constructive as we are on the outlook, we recognize that: (1) we might be wrong, and (2) even if we are not wrong, our bullish resolve is likely to be tested at one or more points during the year. We can promise you only that we will continue “to call them as we see them,” evaluating the economic evidence as it evolves in order to make the best judgments about your Fund’s positioning as possible.

All of us at Legg Mason Capital Management wish you a prosperous and happy New Year. As always, we thank you for your support and welcome your comments.

David E. Nelson, CFA

January 19, 2007
DJIA: 12,565.53

All investments are subject to risk including possible loss of principal.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Investors Trust and Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x  Investment Commentary

Balanced Trust

Total returns for the Balanced Trust (“Fund”) for various periods ended December 31, 2006, are presented below, along with those of some comparative indices.

Average Annual Total Returns
Through December 31, 2006
	Six	One	Three	Five	Ten	Since
	Months	Year	Years	Years	Years	InceptionA

Balanced Trust
Primary Class	+6.73%	+7.41%	+6.74%	+4.12%	+4.36%	+4.64%
Financial Intermediary Class	+6.93%	+7.96%	+7.25%	+4.62%	N/A	+4.45%
Institutional Class	+7.14%	+8.24%	+7.49%	+4.85%	N/A	+4.70%
S&P 500 Stock Composite IndexB	+12.74%	+15.79%	+10.44%	+6.19%	+8.42%	+9.06%
Lehman Intermediate Government/Credit IndexB	+4.26%	+4.08%	+2.90%	+4.53%	+5.81%	+5.91%
Lipper Balanced Fund IndexB	+9.14%	+11.60%	+8.56%	+6.51%	+7.44%	+7.82%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Performance for other share classes varies.

The Legg Mason Balanced Trust finished the year with strong absolute returns, reflective of a wonderful environment for investors in the equity and fixed-income environments. Various stock market indexes saw returns in mid-teens, with foreign stock markets topping even those returns. Despite a gently rising interest rate environment, investment grade bond indexes returned 4% to 5% over calendar year 2006, which is better than many people expected at the beginning of the year. The first half of the year saw weak returns as investors worried about continued economic growth and the Federal Reserve’s hawkish focus on burgeoning inflation measures. As growth continued at a decent pace in the last half of the year with lower oil prices and somewhat lower measures of total inflation, investors in both stock and bond markets became enthusiastic about near-term prospects and staged remarkable rallies.

A The inception date of the Primary Class is October 1, 1996. The inception date of the Financial Intermediary and Institutional Classes is March 16, 2001. Index returns are for periods beginning September 30, 1996.
B See the Glossary of Index Definitions on page xix. It is not possible to invest directly in an index.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  xi

There were a number of fundamental reasons for this rally as the economy and reported corporate profits showed strong growth. In addition, some immediate worries about the global political environment were ameliorated, or at least moved to the sidelines, as investors became “used to” events in the Middle East.

Regarding the individual investments in the Fund, we had a few disappointing areas owing to conditions that we view as temporary. Our continued enthusiasm for energy stocks met with mixed results: over the last 12 months, blue-chip energy companies such as Chevron Corp. were among the market leaders (up 33%) but more leveraged companies such as Nabors Industries Ltd. (down 21%) didn’t fare as well when warmer winter weather reduced demand for natural gas. We have been increasing investments in well-run companies that have been underperforming such as Intel Corp., Dell Inc. and Amgen Inc. (down 17%, 16%, and 13% for the year, respectively). Given the double-digit returns enjoyed by the stocks over the last 12 months, we have obviously had some strong performers. Walt Disney Co., The Goldman Sachs Group Inc. and Cisco Systems Inc. all provided excellent years, with greater than 40% returns.

The Fund’s fixed-income holdings lagged its benchmark by a small margin during the final quarter of 2006, but matched the index for the total year. Our defensive stance regarding corporate credit exposure caused us to add to treasury and agency notes with longer maturities, which did not perform as well as the lower rated corporate bonds. In addition, the small allocation to inflation-protected securities performed poorly during the quarter as inflation expectations moderated. The corporate and mortgage-backed bonds held in the portfolio turned in strong relative performance, but didn’t provide a substantial lift to overall performance because of their shorter maturities.

Jason M. Kiss, CFA
David P. Francis
Troy R. Snider, CFA

January 22, 2007
DJIA: 12,477.16

Investment risks: Bonds are subject to a variety of risks including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Investors Trust and Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xii  Investment Commentary

Financial Services Fund

Total returns for the Financial Services Fund (“Fund”) for various periods ended December 31, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns
Through December 31, 2006
	Three	One	Three	Five	Since
	Months	Year	Years	Years	InceptionA

Financial Services Fund
Primary Class	+4.18%	+13.11%	+11.50%	+12.73%	+9.66%
Financial Intermediary Class	+4.37%	+14.02%	+12.35%	+13.58%	+10.50%
S&P 500 Stock Composite IndexB	+6.70%	+15.79%	+10.44%	+6.19%	+4.11%
Lipper Financial Services Fund IndexB	+6.67%	+15.90%	+11.85%	+10.20%	+8.29%
Dow Jones Industrial AverageB	+7.31%	+18.98%	+8.49%	+6.83%	+6.07%
NASDAQ Composite IndexB	+7.15%	+10.41%	+7.16%	+4.99%	+3.17%
S&P Financial IndexB	+7.04%	+19.19%	+12.06%	+9.50%	+8.36%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Performance for other share classes varies.

The year 2006 ended much stronger than most investors expected at the end of 2005. The combination of reasonable valuations, continued strong earnings gains, heavy share buybacks, robust merger activity and low interest rates across the globe provided the backdrop for the stock market rally. In addition, the Federal Reserve ceased raising short-term interest rates and oil quit reaching new highs once the hurricane season came and left without a problem.

The S&P 500 Stock Composite Index was up 15.79%, the NASDAQ Composite Index, up 10.41% and the Dow Jones Industrial Average, up 18.98% (including dividends). Financial stocks also did well with the S&P 500 Financial Index beating the overall market. The Legg Mason Financial Services Fund returned 13.11% for the Primary Shares for the year, which

A The inception date for both the Primary and Financial Intermediary Classes is November 16, 1998. Index returns are for periods beginning November 30, 1998.
B See Glossary of Index Definitions on page xix. It is not possible to invest directly in an index.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  xiii

was trailed our benchmarks, the S&P 500 Stock Composite Index and the Lipper Financial Services Fund Index.

All financial services subsectors (except consumer finance) participated in the up market but to varying degrees. The two best-performing sectors were real estate investment trusts and the investment banking and brokerage sector, returning a whopping 40% and 34%, respectively. The Fund does not own companies in these two sectors, thus, explaining the underperformance versus the benchmarks for the three months and one-year time frame.

Adding to our performance, however, was the number of mergers we experienced in 2006. In the fourth quarter three companies (one per each month) agreed to merge, bringing the yearly total to 12. In October, Mercantile Bankshares Corp. announced an agreement to be bought by PNC Financial Services Group, Inc., for a 28% premium to market price. November saw United Financial Corp., of Missouri merge with U.S. Bancorp for a 15% premium and December’s announcement with Electronic Clearinghouse Inc. selling to Intuit for a 25% premium. Electronic Clearinghouse Inc. was particularly exciting as we had just purchased it in November. Considering the Fund holds less than 60 names having 12 bought by other companies was quite an achievement.

Above and beyond the accretion to performance, the mergers enabled us to reduce the number of banks in the Fund, rather profitably, during a time when bank stocks are facing many challenges in 2007. Some of the challenges include compressed margins due to an inverted yield curve, a slowing economy due to a housing slump, the potential for asset quality deterioration and competition is fiercer than ever due to the proliferation of new banks in the past few years, not to mention the explosion of new branch openings. In 2007 we expect larger banks to do better and we are slowly shifting to the larger capitalization names. To date, this has been done via acquisition. The larger banks are more diversified with fee income, and aren’t hurting as much by the inverted yield curve. This is the fundamental reason for holding larger banks, but there is also an overall shift to a large company bias in the market at large.

After a couple of false starts, the speculation surrounding large companies’ stocks having their day in the sun versus small- and mid-size companies came to fruition in 2006. However, it was generally a very specific rally and somewhat reminiscent of the very narrow tech boom from 1999 to 2000. The largest 25 companies of the S&P 500 were responsible for the performance of the index.

The weak breadth of the market may indicate that there is an uneasy feeling that maybe things are too good to be true. A certain amount of uncertainty is warranted as this rally has lasted since 2003. It is also a market that has rallied longer than any in history without a 9% pullback. Only a couple of bull markets have lasted through a fifth year, so we are testing the odds here. Fueling the rally in stock markets has been a resilient economy, but with housing showing cracks the nagging question remains will the consumer retrench? During times of uncertainty, investors gravitate toward larger companies. Having said that, it does not at all mean we have abandoned the smaller organizations. There are always great companies to be bought, no matter the size. Unfortunately, sometimes you cannot fight the tape.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xiv  Investment Commentary

During the three months ended December 31, 2006, we purchased four new securities. Southern National Bancorp of Virginia Inc., an initial public offering (IPO) of a small Virginia bank started by a management team that we knew well and respected. Unfortunately, it was a very small deal and popular (we aren’t the only ones that respected management) so we did not get our full allocation. The stock popped nicely in the three days of trading following the IPO, so we took the profits. The other three names, KBW Inc., another IPO, is a brokerage firm specializing in financial stocks, CheckFree Corp., an electronic commerce company and lastly, Electronic Clearing House, Inc. (ECHO), provides credit and debit card processing. During the quarter we sold two names in addition to Southern National Bancorp of Virginia Inc. Both the companies, Texas Regional Bankshares, Inc. and AmerUs Group Co. ( a life insurance company) were takeovers.

Our five best performers during the quarter were Mercantile Bankshares Corporation, up 29.8%, Highbury Financial Inc., up 24%, Citizens First Bancorp Inc., up 21.1%, United Financial Corp., up 20.6%, and CRM Holdings, Ltd., up 18.5%. Our five worst performers during the quarter were Online Resources Corporation, down 16.7%, Brown & Brown, Inc., down 7.5%, Greater Bay Bancorp, down 6.1%, SLM Corporation, down 5.7%, and First State Bancorporation, down almost 5%. There was no clear theme separating the losers from the winners; it was more company specific.

We believe the lack of a clear theme is indicative of what 2007 holds for financial stocks. Consumer finance may outshine the others as a contrarian play since the consensus is leaning toward a consumer slowdown. However, we don’t see one subsector emerging as a clear winner so stock picking will once again be important.

As always we appreciate your support.

Amy LaGuardia, CFA

January 19, 2007
DJIA: 12,565.53

Investment risks:  The Fund’s shares can be subject to the greater risks specific to the financial services industry and/or due to sector concentration.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Investors Trust and Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  xv

U.S. Small-Capitalization Value Trust

Total returns for the U.S. Small-Capitalization Value Trust (“Fund”) for various periods ended December 31, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns
Through 12/31/06
	Fourth	Six	One	Three	Five	Since
	Quarter	Months	Year	Years	Years	InceptionA

U.S. Small-Cap Value Trust
Primary Class	+8.24%	+9.66%	+14.59%	+12.33%	+13.02%	+8.43%
Institutional Class	+8.53%	+10.31%	+15.79%	+13.60%	+14.29%	+9.67%
Russell 2000 IndexB	+8.90%	+9.38%	+18.37%	+13.56%	+11.39%	+7.92%
Russell 1000 IndexB	+6.95%	+12.36%	+15.46%	+10.98%	+6.82%	+5.15%
Russell 1000 Value IndexB	+8.00%	+14.72%	+22.25%	+15.09%	+10.86%	+7.74%
Russell 2000 Growth IndexB	+8.77%	+6.86%	+13.35%	+10.51%	+6.93%	+3.70%
Russell 2000 Value IndexB	+9.03%	+11.81%	+23.48%	+16.48%	+15.37%	+11.33%
S&P 500 Stock Composite IndexB	+6.70%	+12.74%	+15.79%	+10.44%	+6.19%	+4.74%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Performance for other share classes varies.

A positive December closed out a strong fourth quarter and year for U.S. equity markets, as encouraging news on interest rates, oil prices, and inflation produced positive investor sentiment in the second half of 2006. After two years and 425 basis pointsC in increases, the Federal Reserve decided in June to keep short-term interest rates steady at 5.25% for the remainder of the year. In addition, moderating inflation expectations, driven by falling oil and gas prices, guided long-term rates lower, as they fell under 4.8% during the second half of 2006, though they did spike slightly in December. Investors perceived a slowing economy, but

A The inception date of the Primary Class is June 15, 1998. The inception date of the Institutional Class is June 19, 1998. Index returns are for periods beginning May 31, 1998.
B See Glossary of Index Definitions on page xix. It is not possible to invest directly in an index.
C 100 basis points = 1%.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xvi  Investment Commentary

one that was resilient and unlikely to fall into recession despite the sudden slowdown in the housing market. Another contributor to strong markets was the low perceived risk in the world, as equities have been less volatile and major risk measures, such as the spread between corporate and government interest rates, have been at historically low levels. Moreover, investors have all but ignored the inverted interest rate yield curve that has existed since August. Historically, when short rates have exceeded long rates, both the economy and the stock market have suffered poor performance. Despite this circumstance, liquidity remains strong as indicated by various factors such as high corporate cash levels and the tremendous funds flows into private equity funds.

As we entered 2006, many market observers thought this would be the year that large-caps outperformed their smaller brethren. But despite outperforming in December, large-caps still finished the quarter and the year behind smaller-caps. The Russell 2000 Index was up 8.9% in the fourth quarter versus 6.7% for the S&P 500 Stock Composite Index and 8.0% for the Russell 1000 Value Index. For the year, the Russell 2000 Index gained 18.37% while the S&P was up 15.79% and the Russell 1000 Index 15.46% – still sizeable gains. Value stocks were the better performers for each time period and for both small and large stocks. The Russell 2000 Value Index gained 9.03% in the quarter and 23.48% in 2006. Strong performing sectors in the index for the quarter included consumer stocks (both durables and nondurables), industrials, and materials such as metals and chemicals. Weaker groups during the quarter included technology and financials, though they still posted positive returns. For the year, the best returning groups included consumer nondurables, materials and industrials, while energy, consumer durables and health care lagged somewhat.

The Fund lagged the Russell 2000 Index and Russell 2000 Value Index during the quarter, and remained well behind the benchmark for the full year. During the quarter, our banks, industrial and technology investments were the top contributors to positive relative returns, outperforming the Russell 2000 Index and Russell 2000 Value Index holdings within each group, as once again valuations began to factor into investors’ decisions. In addition, we had a lower weighting in technology than the benchmark and this group lagged the overall indices. For the year, our significant underperformance is primarily rooted in our weak returns from the first quarter. In materials, industrials, financials and technology, our holdings lagged the respective sectors in the small-cap benchmarks, with momentum as the key factor driving those index sectors. We also held a below benchmark weighting in some of the strongest performing groups, such as industrials and real estate investment trusts. One area generating a positive contribution in 2006 was auto parts, where our holdings significantly outperformed those in the benchmark.

The Fund’s largest current underweight relative to the indices is in technology, while the biggest overweight is in consumer discretionary stocks, including consumer durables, apparel and retailers. The Fund’s sector weightings have not changed dramatically this quarter or this year. The biggest additions in 2006 and this quarter were in industrials, including capital goods and trucking stocks. The biggest subtraction this year has been in technology, where we sold

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  xvii

some of our strong performers early in the year, while for the quarter, we have somewhat reduced our utilities weighting.

Market and Portfolio Outlook

2006 was a difficult year for the Fund’s performance. The equity market environment was complicated by the domination in the first quarter of stocks with no earnings along with strong momentum in many sectors including commodity-related industries. This impacted most active small-cap managers, such that only a small percentage of small-cap value funds beat the index in 2006. Most of our poor relative returns occurred in the first quarter. Since then the Fund has generally kept pace with the benchmark and most of our peers. In the first quarter, strong index returns were driven primarily by stocks with strong price momentum that continued to rise rapidly, including stocks within the technology, industrial and materials sectors. The underlying theme that has propelled each of these groups is a focus on global growth, particularly in China and India, which is expected to drive commodity and manufacturing demand indefinitely. The theme may be based on sound reasoning, but the stocks involved have risen to extreme price levels. Since the first quarter, these stocks have not experienced the same price strength, but neither have they had sharp price retreats. Our lower exposure to stocks with this price momentum was a key reason for our below-benchmark returns early in 2006. Although past performance does not guarantee future results, historically our investment style has performed very well in the periods following a momentum market as extended expectations return to more rational levels. In fact, some of our best performance has followed these difficult time periods.

We again wish to express our appreciation for your patience and trust during this time and welcome any questions or concerns you may have.

Henry F. Otto
Steven M. Tonkovich

January 22, 2007
DJIA: 12,477.16

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xviii  Investment Commentary

Investment risks:  A fund that invests in small companies may involve higher risk than a fund that invests in larger, more established companies. Small companies may have limited product lines, markets, or financial resources. Therefore the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in large-cap companies or other asset classes.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Investors Trust and Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  xix

Glossary of Index Definitions

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.
Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, and is generally considered representative of the U.S. equity market. This return does not include reinvestment of dividends or capital distributions.
Lehman Intermediate U.S. Government/Credit Bond Index — A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.
Lipper Balanced Fund Index — An index comprised of the 30 largest funds in the Lipper universe of 807 balanced funds.
Lipper Financial Services Fund Index — An index comprised of the 10 largest funds in the Lipper universe of 136 financial services funds.
Lipper Large-Cap Core Funds — Average of the 872 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
Lipper Large-Cap Value Funds — Average of the 522 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.
Russell 1000 Index — Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.
Russell 2000 Growth Index — Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Value Index — Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 100 Index — A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xx  Investment Commentary

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
S&P Financial Index — A capitalization-weighted, price-only index representing 9 financial groups and 53 financial companies.
S&P MidCap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Legg Mason Investors Trust, Inc. December 31, 2006

Quarterly Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Investors Trust’s quarterly report for American Leading Companies Trust, Balanced Trust, Financial Services Fund and U.S. Small-Capitalization Value Trust, for the period ended December 31, 2006.

Total returns during various periods ended December 31, 2006 are:

Total ReturnsA
	3 Months	1 Year

American Leading Companies Trust
Primary Class	+8.22%	+10.02%
Institutional Class	+8.47%	+11.17%
S&P 500 Stock Composite IndexB	+6.70%	+15.79%
Lipper Large-Cap Value Funds IndexC	+7.02%	+18.28%
Balanced Trust
Primary Class	+3.95%	+7.41%
Financial Intermediary Class	+4.10%	+7.96%
Institutional Class	+4.20%	+8.24%
S&P 500 Stock Composite Index	+6.70%	+15.79%
Lehman Intermediate Government/Credit Bond IndexD	+1.03%	+4.08%
Lipper Balanced Fund IndexE	+5.07%	+11.60%
Financial Services Fund
Primary Class	+4.18%	+13.11%
Financial Intermediary ClassF	+4.37%	+14.02%
S&P 500 Stock Composite Index	+6.70%	+15.79%
Lipper Financial Services Fund IndexG	+6.67%	+15.90%
U.S. Small-Capitalization Value Trust
Primary Class	+8.24%	+14.59%
Institutional Class	+8.53%	+15.79%
Russell 2000 IndexH	+8.90%	+18.37%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Performance for other share classes varies.

2  Quarterly Report to Shareholders

Information about each Fund’s performance over longer periods of time is shown in each respective Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

The Board of Directors approved an ordinary income dividend to shareholders of record of Balanced Trust on October 25, 2006, payable on October 27, 2006. It approved long-term capital gain distributions, indicated in the table below, to shareholders of record on December 6, 2006, payable on December 8, 2006. It also approved a short-term capital gain distribution, indicated in the table below, to shareholders of record on December 11, 2006, payable on December 13, 2006.

	Ordinary Income Distribution			Capital Gain
		Financial		Distributions
	Primary	Intermediary	Institutional	Short-	Long-
	Class	Class	Class	Term	Term

American Leading Companies Trust				$—	$0.877
Balanced Trust	$0.017	$0.033	$0.042	$—	$0.061
Financial Services Fund				$—	$1.090
U.S. Small-Capitalization Value Trust				$0.147	$1.204

Shareholders approved a plan of reorganization with respect to Legg Mason Balanced Trust and Legg Mason Financial Services Fund whereby the Funds would transfer all of their assets and liabilities to the Legg Mason Partners Capital and Income Fund and the Legg Mason Partners Financial Services Fund, respectively. The proposed reorganizations are expected to be effective in March 2007.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

January 22, 2007

Quarterly Report to Shareholders  3

A Total Return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.
B S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
C Lipper Large-Cap Value Funds Index — An index comprised of the 30 largest funds in the Lipper universe of 522 large-cap value funds.
D Lehman Intermediate U.S. Government/Credit Bond Index — A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.
E Lipper Balanced Fund Index — An index comprised of the 30 largest funds in the Lipper universe of 807 balanced funds.
F Financial Services Class A became the Financial Intermediary Class on July 31, 2004.
G Lipper Financial Services Fund Index — An index comprised of the 10 largest funds in the Lipper universe of 136 financial services funds.
H Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

4  Quarterly Report to Shareholders

Performance Information

American Leading Companies Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders  5

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+10.02%	+10.02%
Five Years	+43.88%	+7.55%
Ten Years	+120.99%	+8.25%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+11.17%	+11.17%
Five Years	+51.55%	+8.67%
Life of Class*	+47.66%	+7.28%
* Inception date: June 14, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for the periods beginning May 31, 2001.

Quarterly Report to Shareholders  7

Portfolio Composition (as of December 31, 2006)B

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2006)

% of
Security	Net Assets

J.P. Morgan Chase and Co.	4.4%
Altria Group Inc.	4.1%
UnitedHealth Group Inc.	4.0%
Tyco International Ltd.	3.6%
Citigroup Inc.	3.1%
WellPoint Inc.	3.0%
Sprint Nextel Corp.	3.0%
Lloyds TSB Group PLC	2.6%
American International Group Inc.	2.6%
Pulte Homes Inc.	2.4%

B The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8  Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceC

Strongest performers for the quarter ended December 31, 2006D

1.	Expedia Inc.	+33.8%
2.	IAC/InterActiveCorp	+29.2%
3.	United States Steel Corp.	+27.2%
4.	The DIRECTV Group Inc.	+26.7%
5.	Amazon.com Inc.	+22.9%
6.	Countrywide Financial Corp.	+21.6%
7.	Time Warner Inc.	+19.8%
8.	Merrill Lynch and Co. Inc.	+19.4%
9.	International Business Machines Corp.	+19.0%
10.	Accenture Ltd.	+17.7%

Weakest performers for the quarter ended December 31, 2006D

1.	Texas Instruments Inc.	-13.3%
2.	The Pepsi Bottling Group Inc.	-12.6%
3.	Pfizer Inc.	-7.9%
4.	Caterpillar Inc.	-6.4%
5.	Wal-Mart Stores Inc.	-6.0%
6.	Symantec Corp.	-2.0%
7.	Intel Corp.	-1.1%
8.	Anadarko Petroleum Corp.	-0.5%
9.	Bank of America Corp.	+0.7%
10.	Yahoo! Inc.	+1.0%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Motorola, Inc.	Boston Scientific Corporation
Kimberly-Clark Corporation
MGIC Investment Corporation

C Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D Securities held for the entire quarter.

Quarterly Report to Shareholders  9

Portfolio of Investments

American Leading Companies Trust
December 31, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 99.2%
Consumer Discretionary — 17.2%
Household Durables — 4.7%
Centex Corp.	300	$16,881
Koninklijke (Royal) Philips Electronics N.V. – ADR	63	2,368
Pulte Homes Inc.	600	19,872

		39,121

Internet and Catalog Retail — 5.5%
Amazon.com Inc.	425	16,770	A
Expedia Inc.	625	13,113	A
IAC/InterActiveCorp	425	15,793	A

		45,676

Media — 3.0%
The DIRECTV Group Inc.	600	14,964	A
Time Warner Inc.	480	10,454

		25,418

Specialty Retail — 4.0%
The Home Depot Inc.	400	16,064
The TJX Cos. Inc.	600	17,112

		33,176

Consumer Staples — 5.5%
Beverages — 0.8%
The Pepsi Bottling Group Inc.	225	6,955

Food and Staples Retailing — 0.6%
Wal-Mart Stores Inc.	100	4,618

Tobacco — 4.1%
Altria Group Inc.	400	34,328

10  Quarterly Report to Shareholders

Portfolio of Investments — Continued
American Leading Companies Trust — Continued

	Shares/Par	Value

Energy — 4.1%
Energy Equipment and Services — 0.9%
Baker Hughes Inc.	36	$2,688
Transocean Inc.	60	4,853	A

		7,541

Oil, Gas and Consumable Fuels — 3.2%
Anadarko Petroleum Corp.	134	5,832
Apache Corp.	97	6,451
Devon Energy Corp.	150	10,062
Exxon Mobil Corp.	30	2,299
Royal Dutch Shell PLC – ADR	24	1,699

		26,343

Financials — 23.3%
Capital Markets — 1.5%
Merrill Lynch and Co. Inc.	70	6,517
Morgan Stanley	70	5,700

		12,217

Commercial Banks — 2.6%
Lloyds TSB Group PLC	1,950	21,823

Diversified Financial Services — 9.7%
Bank of America Corp.	343	18,334
Citigroup Inc.	465	25,900
J.P. Morgan Chase and Co.	752	36,322

		80,556

Insurance — 5.6%
American International Group Inc.	300	21,498
The St. Paul Travelers Cos. Inc.	300	16,107
XL Capital Ltd.	127	9,132

		46,737

Quarterly Report to Shareholders  11

	Shares/Par	Value

Financials — Continued
Thrifts and Mortgage Finance — 3.9%
Countrywide Financial Corp.	450	$19,103
Washington Mutual Inc.	300	13,647

		32,750

Health Care — 12.3%
Health Care Providers and Services — 9.2%
Health Net Inc.	370	18,004	A
UnitedHealth Group Inc.	616	33,082
WellPoint Inc.	323	25,409	A

		76,495

Pharmaceuticals — 3.1%
Johnson and Johnson	180	11,883
Pfizer Inc.	540	13,986

		25,869

Industrials — 10.7%
Aerospace and Defense — 4.2%
General Dynamics Corp.	216	16,059
Lockheed Martin Corp.	200	18,414

		34,473

Industrial Conglomerates — 5.4%
General Electric Co.	400	14,884
Tyco International Ltd.	1,000	30,400

		45,284

Machinery — 1.1%
Caterpillar Inc.	60	3,680
Deere and Co.	60	5,704

		9,384

12  Quarterly Report to Shareholders

Portfolio of Investments — Continued
American Leading Companies Trust — Continued

	Shares/Par	Value

Information Technology — 18.9%
Communications Equipment — 2.6%
Motorola Inc.	200	$4,112
Nokia Oyj – ADR	875	17,780

		21,892

Computers and Peripherals — 5.0%
Dell Inc.	500	12,545	A
Hewlett-Packard Co.	350	14,416
International Business Machines Corp.	152	14,767

		41,728

Internet Software and Services — 3.0%
eBay Inc.	400	12,028	A
Yahoo! Inc.	510	13,025	A

		25,053

IT Services — 1.1%
Accenture Ltd.	250	9,233

Semiconductors and Semiconductor Equipment — 4.3%
Applied Materials Inc.	550	10,148
Intel Corp.	425	8,606
Texas Instruments Inc.	600	17,280

		36,034

Software — 2.9%
Microsoft Corp.	405	12,093
Symantec Corp.	550	11,468	A

		23,561

Materials — 2.4%
Metals and Mining — 2.4%
Alcoa Inc.	100	3,001
Newmont Mining Corp.	115	5,192
United States Steel Corp.	160	11,703

		19,896

Quarterly Report to Shareholders  13

	Shares/Par	Value

Telecommunication Services — 4.3%
Wireless Telecommunication Services — 4.3%
ALLTEL Corp.	180	$10,886
Sprint Nextel Corp.	1,300	24,557

		35,443

Utilities — 0.5%
Multi-Utilities — 0.5%
Dominion Resources Inc.	50	4,192

Total Common Stocks and Equity Interests (Cost — $503,974)		825,796

14  Quarterly Report to Shareholders

Portfolio of Investments — Continued
American Leading Companies Trust — Continued

	Shares/Par	Value

Repurchase Agreements — 1.0%

Bank of America 5.24%, dated 12/29/06, to be repurchased at $3,933 on 1/2/07 (Collateral: $3,975 Federal Home Loan Bank notes, 5.25%, due 11/3/09, value $4,011)	$3,931	$3,931

Goldman Sachs Group Inc. 5.21%, dated 12/29/06, to be repurchased at $3,933 on 1/2/07 (Collateral: $4,257 Fannie Mae Conventional Loan Pool, 4.50%, due 8/1/35, value $4,005)	3,931	3,931

Total Repurchase Agreements (Cost — $7,862)		7,862

Total Investments — 100.2% (Cost — $511,836)		833,658
Other Assets Less Liabilities — (0.2)%		(1,314)

Net Assets — 100.0%		$832,344

Net Asset Value Per Share:
Primary Class		$25.21

Institutional Class		$26.15

A Non-income producing.
ADR — American Depository Receipt

Quarterly Report to Shareholders  15

Performance Information

Balanced Trust

The graphs on the following pages compare the Fund’s total returns to those of two closely matched broad-based securities market indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the indices or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

16  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+7.41%	+7.41%
Five Years	+22.36%	+4.12%
Ten Years	+53.26%	+4.36%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders  17

Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+7.96%	+7.96%
Five Years	+25.31%	+4.62%
Life of Class*	+28.72%	+4.45%
* Inception date: March 16, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning March 31, 2001.

18  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+8.24%	+8.24%
Five Years	+26.73%	+4.85%
Life of Class*	+30.47%	+4.70%
* Inception date: March 16, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning March 31, 2001.

Quarterly Report to Shareholders  19

Portfolio Composition (as of December 31, 2006)B

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2006)

% of
Security	Net Assets

Citigroup Inc.	2.3%
Fannie Mae	2.2%
Microsoft Corp.	2.0%
Target Corp.	2.0%
Kansas City Southern	2.0%
Lincoln National Corp.	1.9%
The PMI Group Inc.	1.9%
The Goldman Sachs Group Inc.	1.9%
EnCana Corp.	1.9%
United States Treasury Notes, 4.25%, due 1/15/11	1.9%

B The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

20  Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceC

Strongest performers for the quarter ended December 31, 2006D

1.	Biomet Inc.	+28.2%
2.	Cisco Systems Inc.	+18.9%
3.	The Goldman Sachs Group Inc.	+18.1%
4.	McDonald’s Corp.	+16.1%
5.	Medtronic Inc.	+15.5%
6.	Norfolk Southern Corp.	+14.6%
7.	ChevronTexaco Corp.	+14.2%
8.	Citigroup Inc.	+13.2%
9.	Rio Tinto plc – ADR	+12.1%
10.	The Walt Disney Co.	+11.9%

Weakest performers for the quarter ended December 31, 2006D
1.	Teva Pharmaceutical Industries Ltd. – ADR	–8.6%
2.	Amgen Inc.	–4.5%
3.	PepsiCo Inc.	–3.7%
4.	Capital One Financial Corp.	–2.3%
5.	SLM Corp., 4.180%, 1/31/14	–2.3%
6.	EnCana Corp.	–1.4%
7.	Intel Corp.	–1.1%
8.	United States Treasury Inflation-Protected Security, 2.000%, 1/15/14	–1.0%
9.	United Technologies Corp.	–0.9%
10.	DENTSPLY International Inc.	–0.7%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
None	Applied Materials, Inc.

C Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D Securities held for the entire quarter.

Quarterly Report to Shareholders  21

Portfolio of Investments

Balanced Trust
December 31, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 66.0%
Consumer Discretionary — 5.8%
Hotels Restaurants and Leisure — 1.5%
McDonald’s Corp.	19	$825

Media — 1.0%
The Walt Disney Co.	15	528

Multiline Retail — 2.0%
Target Corp.	18	1,038

Specialty Retail — 1.3%
Lowe’s Cos. Inc.	22	685

Consumer Staples — 6.0%
Beverages — 1.7%
PepsiCo Inc.	15	907

Food and Staples Retailing — 1.3%
SYSCO Corp.	19	684

Household Products — 1.8%
Kimberly-Clark Corp.	14	938

Personal Products — 1.2%
Avon Products Inc.	19	624

Energy — 9.7%
Energy Equipment and Services — 4.8%
Nabors Industries Ltd.	29	849	A
National Oilwell Varco Inc.	13	801	A
Schlumberger Ltd.	14	872

		2,522

22  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Balanced Trust — Continued

	Shares/Par	Value

Energy — Continued
Oil, Gas and Consumable Fuels — 4.9%
BP PLC – ADR	10	$698
Chevron Corp.	12	897
EnCana Corp.	22	992

		2,587

Financials — 11.7%
Capital Markets — 1.9%
The Goldman Sachs Group Inc.	5	997

Consumer Finance — 1.5%
Capital One Financial Corp.	10	768

Diversified Financial Services — 2.3%
Citigroup Inc.	22	1,231

Insurance — 1.9%
Lincoln National Corp.	15	1,023

Thrifts and Mortgage Finance — 4.1%
Fannie Mae	19	1,134
The PMI Group Inc.	21	1,005

		2,139

Health Care — 10.7%
Biotechnology — 2.8%
Amgen Inc.	11	717	A
MedImmune Inc.	24	774	A

		1,491

Quarterly Report to Shareholders  23

	Shares/Par	Value

Health Care — Continued
Health Care Equipment and Supplies — 4.7%
Biomet Inc.	21	$875
DENTSPLY International Inc.	13	382
Kyphon Inc.	10	388	A
Medtronic Inc.	15	824

		2,469

Pharmaceuticals — 3.2%
Abbott Laboratories	12	565
Johnson and Johnson	10	654
Teva Pharmaceutical Industries Ltd. – ADR	14	447

		1,666

Industrials — 8.2%
Aerospace and Defense — 2.5%
L-3 Communications Holdings Inc.	10	785
United Technologies Corp.	8	519

		1,304

Industrial Conglomerates — 1.4%
General Electric Co.	21	774

Machinery — 1.0%
Illinois Tool Works Inc.	11	526

Road and Rail — 3.3%
Kansas City Southern	35	1,026	A
Norfolk Southern Corp.	14	709

		1,735

Information Technology — 9.2%
Communications Equipment — 2.5%
Cisco Systems Inc.	23	640	A
Nokia Oyj – ADR	35	711

		1,351

24  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Balanced Trust — Continued

	Shares/Par	Value

Information Technology — Continued
Computers and Peripherals — 1.6%
Dell Inc.	34	$853	A

Office Electronics — 1.3%
CANON Inc. – ADR	12	696

Semiconductors and Semiconductor Equipment — 1.8%
Intel Corp.	46	931

Software — 2.0%
Microsoft Corp.	35	1,045

Materials — 2.9%
Chemicals — 1.8%
Praxair Inc.	15	914

Metals and Mining — 1.1%
Rio Tinto PLC – ADR	3	595

Utilities — 1.8%
Gas Utilities — 1.8%
Questar Corp.	12	955

Total Common Stocks and Equity Interests (Cost — $25,823)		34,801

Quarterly Report to Shareholders  25

		Maturity
	Rate	Date	Par/Shares	Value

Corporate Bonds and Notes — 13.5%

Aerospace and Defense — 0.9%
General Dynamics Corp.	4.500%	8/15/10	$500	$489

Capital Markets — 0.9%
Merrill Lynch and Co. Inc.	3.700%	4/21/08	500	489

Computers and Peripherals — 0.7%
International Business Machines Corp.	3.800%	2/1/08	350	345

Consumer Finance — 2.6%
American Express Credit Corp.	3.000%	5/16/08	575	558
Caterpillar Financial Services Corp.	4.300%	6/1/10	500	486
John Deere Capital Corp.	3.900%	1/15/08	350	345

				1,389

Diversified Financial Services — 1.3%
Bank of America Corp.	5.125%	11/15/14	330	325
Citigroup Inc.	3.500%	2/1/08	350	343

				668

Electric Utilities — 0.9%
Pacific Gas and Electric Co.	4.200%	3/1/11	500	479

Electrical Equipment — 0.9%
SLM Corp.	4.180%	1/31/14	500	468	B

Food and Staples Retailing — 2.7%
Kroger Co.	6.750%	4/15/12	400	420
Safeway Inc.	4.800%	7/16/07	525	523
Wal-Mart Stores Inc.	4.550%	5/1/13	475	458

				1,401

Industrial Conglomerates — 0.8%
General Electric Co.	5.000%	2/1/13	450	445

26  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Balanced Trust — Continued

		Maturity
	Rate	Date	Par/Shares	Value

IT Services — 0.9%
First Data Corp.	3.375%	8/1/08	$475	$461

Pharmaceuticals — 0.9%
Abbott Laboratories	3.750%	3/15/11	500	472

Total Corporate Bonds and Notes (Cost — $7,255)				7,106

U.S. Government and Agency Obligations — 17.6%
Fixed Rate Securities — 15.9%
Fannie Mae	3.250%	2/15/09	750	724
Fannie Mae	3.875%	2/15/10	250	242
Fannie Mae	4.625%	10/15/14	700	684
Federal Farm Credit Bank	3.750%	4/9/10	475	458
Freddie Mac	3.160%	5/7/07	500	497
Freddie Mac	3.625%	9/15/08	250	244
Freddie Mac	5.500%	9/15/11	800	818
Freddie Mac	4.500%	11/15/12	350	342
Freddie Mac	4.625%	5/28/13	500	483
United States Treasury Notes	3.375%	11/15/08	500	487
United States Treasury Notes	4.375%	11/15/08	500	496
United States Treasury Notes	3.625%	7/15/09	900	876
United States Treasury Notes	4.250%	10/15/10	300	295
United States Treasury Notes	4.250%	1/15/11	1,000	983
United States Treasury Notes	4.000%	2/15/14	550	526
United States Treasury Notes	4.500%	11/15/15	250	246

				8,401

Stripped Securities — 0.8%
United States Treasury STRIPS	0.000%	5/15/13	525	391	C

Quarterly Report to Shareholders  27

		Maturity
	Rate	Date	Par/Shares	Value

U.S. Government and Agency Obligations — Continued

Treasury Inflation-Protected Securities — 0.9%
United States Treasury Inflation-Protected Security	2.000%	1/15/14	$492	$477	D

Total U.S. Government and Agency Obligations (Cost — $9,391)				9,269

U.S. Government Agency Mortgage-Backed Securities — 1.8%
Fixed Rate Securities — 1.8%
Fannie Mae	5.000%	7/1/18 to
		1/1/36	809	788
Government National Mortgage Association	7.000%	2/15/28 to
		12/15/31	142	147

Total U.S. Government Agency Mortgage- Backed Securities (Cost — $943)				935

28  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Balanced Trust — Continued

	Par/Shares	Value

Repurchase Agreements — 1.3%

Bank of America 5.24%, dated 12/29/06, to be repurchased at $360 on 1/2/07 (Collateral: $365 Federal Home Loan Bank notes, 5.25%, due 11/3/09, value $368)	360	$360

Goldman Sachs Group Inc. 5.21%, dated 12/29/06, to be repurchased at $360 on 1/2/07 (Collateral: $390 Fannie Mae Conventional Loan Pool, 4.50%, due 8/1/35, value $366)	359	359

Total Repurchase Agreements (Cost — $719)		719

Total Investments — 100.2% (Cost — $44,131)		52,830
Other Assets Less Liabilities — (0.2)%		(100)

Net Assets — 100.0%		$52,730

Net Asset Value Per Share:
Primary Class		$11.44

Financial Intermediary Class		$11.43

Institutional Class		$11.39

A	Non-income producing.

B	Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2006.

C	STRIPS — Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

D	Inflation-Protected Securities — Security whose principal value is adjusted daily or monthly in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
ADR — American Depository Receipt

Quarterly Report to Shareholders  29

Performance Information

Financial Services Fund

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Composite Index and the Lipper Financial Services Fund Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Financial Intermediary Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the indices or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

30  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+13.11%	+13.11%
Five Years	+82.09%	+12.73%
Life of Class*	+111.58%	+9.66%
* Inception date: November 16, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning November 30, 1998.

Quarterly Report to Shareholders  31

Growth of a $1,000,000 Investment — Financial Intermediary ClassB
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+14.02%	+14.02%
Five Years	+89.05%	+13.58%
Life of Class*	+124.98%	+10.50%
* Inception date: November 16, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B On July 31, 2004, Class A shares of the Fund were renamed Financial Intermediary Class shares. Class A shares were subject to a maximum initial sales charge of 4.75%. Financial Intermediary Class shares do not have an initial sales charge. The returns shown do not reflect the imposition of an initial sales charge.
C Index returns are for periods beginning November 30, 1998.

32  Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of December 31, 2006)D

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2006)

% of
Security	Net Assets

Glacier Bancorp Inc.	3.3%
Philadelphia Consolidated Holding Co.	2.9%
Capital One Financial Corp.	2.9%
Fiserv Inc.	2.8%
Assurant Inc.	2.8%
RLI Corp.	2.6%
Mercantile Bankshares Corp.	2.6%
Cascade Bancorp	2.5%
SunTrust Banks Inc.	2.5%
Lincoln National Corp.	2.4%

D The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders  33

Selected Portfolio PerformanceE

Strongest performers for the quarter ended December 31, 2006F
1.	Mercantile Bankshares Corp.	+29.8%
2.	Highbury Financial Inc.	+24.0%
3.	Citizens First Bancorp Inc.	+21.1%
4.	United Financial Corp.	+20.6%
5.	CRM Holdings Ltd.	+18.5%
6.	AmericanWest Bancorporation	+14.2%
7.	Riverview Bancorp Inc.	+13.3%
8.	TD Banknorth Inc.	+12.6%
9.	Philadelphia Consolidated Holding Corp.	+12.1%
10.	RLI Corp.	+11.5%

Weakest performers for the quarter ended December 31, 2006F
1.	Online Resources Corp.	–16.7%
2.	Brown and Brown Inc.	–7.5%
3.	Greater Bay Bancorp	–6.1%
4.	SLM Corp.	–5.7%
5.	First State Bancorporation	–4.4%
6.	Willow Grove Bancorp Inc.	–4.0%
7.	Cullen/Frost Bankers Inc.	–2.9%
8.	IBERIABANK Corp.	–2.7%
9.	First Keystone Corp.	–2.7%
10.	Epic Bancorp	–1.2%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
CheckFree Corp.	AmerUs Group Co.
Electronic Clearing House, Inc.	Southern National Bancorp of Virginia Inc.
KBW Inc.	Texas Regional Bancshares, Inc.
Southern National Bancorp of Virginia Inc.

E Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F Securities held for the entire quarter.

34  Quarterly Report to Shareholders

Portfolio of Investments

Financial Services Fund
December 31, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 86.5%
Financials — 80.4%
Capital Markets — N.M.
KBW Inc.	1	$29	A

Commercial Banks — 41.2%
AmericanWest Bancorporation	50	1,211
Cascade Bancorp	56	1,745
Cascade Financial Corp.	63	1,067
Commerce Bancshares Inc.	32	1,525
Commercial Bankshares Inc.	20	759
Cullen/Frost Bankers Inc.	20	1,116
Epic Bancorp	50	726
First Financial Bankshares Inc.	20	837
First Keystone Corp.	36	648
First Security Group Inc.	25	288
First State Bancorporation	45	1,114
Gateway Financial Holdings Inc.	56	804
Glacier Bancorp Inc.	94	2,291
Greater Bay Bancorp	40	1,053
IBERIABANK Corp.	25	1,476
Leesport Financial Corp.	2	50
Marshall and Ilsley Corp.	18	860
Mercantile Bankshares Corp.	38	1,755
Northrim BanCorp Inc.	42	1,117
Pacific Continental Corp.	5	100
Somerset Hills Bancorp	48	641
SunTrust Banks Inc.	20	1,689
Sussex Bancorp	32	473
TCF Financial Corp.	50	1,371
TD Banknorth Inc.	25	791
The Bank Holdings Inc.	6	120	A
United Financial Corp.	29	730
Wainwright Bank and Trust Co.	84	921
Zions Bancorporation	12	982

		28,260

Quarterly Report to Shareholders  35

	Shares/Par	Value

Financials — Continued
Consumer Finance — 4.7%
Capital One Financial Corp.	26	$1,986
SLM Corp.	25	1,219

		3,205

Diversified Financial Services — 7.0%
Bank of America Corp.	28	1,470
Financial Federal Corp.	23	662
Highbury Financial Inc.	150	1,350	A
J.P. Morgan Chase and Co.	28	1,351

		4,833

Insurance — 23.5%
American Safety Insurance Holdings Ltd.	70	1,299	A
Assurant Inc.	35	1,934
Brown and Brown Inc.	52	1,467
CRM Holdings Ltd.	100	899	A
Hanover Insurance Group Inc.	22	1,074
Hilb Rogal and Hobbs Co.	30	1,264
Lincoln National Corp.	25	1,660
Old Republic International Corp.	69	1,600
Philadelphia Consolidated Holding Co.	45	2,005	A
RLI Corp.	32	1,805
StanCorp Financial Group Inc.	25	1,126

		16,133

Thrifts and Mortgage Finance — 4.0%
Citizens First Bancorp Inc.	15	464
Riverview Bancorp Inc.	101	1,540
Willow Grove Bancorp Inc.	48	718

		2,722

Information Technology — 6.1%
Internet Software and Services — 1.3%
Online Resources Corp.	90	919	A

36  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Financial Services Fund — Continued

	Shares/Par	Value

Information Technology — Continued
IT Services — 4.8%
CheckFree Corp.	15	$602	A
Electronic Clearing House Inc.	40	736	A
Fiserv Inc.	37	1,940	A

		3,278

Total Common Stocks and Equity Interests (Cost — $39,365)		59,379

Repurchase Agreements — 13.6%

Bank of America 5.24%, dated 12/29/06, to be repurchased at $4,655 on 1/2/07 (Collateral: $4,700 Federal Home Loan Bank notes, 5.25%, due 11/3/09, value $4,742)	$4,652	4,652

Goldman Sachs Group Inc. 5.21%, dated 12/29/06, to be repurchased at $4,655 on 1/2/07 (Collateral: $5,039 Fannie Mae Conventional Loan Pool, 4.50%, due 8/1/35, value $4,740)	4,653	4,653

Total Repurchase Agreements (Cost — $9,305)		9,305

Total Investments — 100.1% (Cost — $48,670)		68,684
Other Assets Less Liabilities — (0.1)%		(76)

Net Assets — 100.0%		$68,608

Net Asset Value Per Share:
Primary Class		$14.52

Financial Intermediary Class		$15.79

A Non-income producing.
N.M. — Not meaningful.

Quarterly Report to Shareholders  37

Performance Information

U.S. Small-Capitalization Value Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

38  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+14.59%	+14.59%
Five Years	+84.39%	+13.02%
Life of Class*	+99.67%	+8.43%
* Inception date: June 15, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index return is for periods beginning May 31, 1998.

Quarterly Report to Shareholders  39

Growth of a $1,000,000 Investment — Institutional Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+15.79%	+15.79%
Five Years	+94.99%	+14.29%
Life of Class*	+119.88%	+9.67%
* Inception date: June 19, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B Index returns are for periods beginning June 30, 1998.

40  Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of December 31, 2006)C

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2006)

% of
Security	Net Assets

IndyMac Bancorp Inc.	1.8%
Odyssey Re Holdings Corp.	1.5%
The Commerce Group Inc.	1.3%
Jack in the Box Inc.	1.2%
Downey Financial Corp.	1.1%
WPS Resources Corp.	1.1%
Skywest Inc.	1.1%
United Auto Group Inc.	1.1%
WGL Holdings Inc.	1.1%
Delphi Financial Group Inc.	1.0%

C The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders  41

Selected Portfolio PerformanceD,E

Strongest performers for the quarter ended December 31, 2006F

1.	M&F Worldwide Corp.	+71.8%
2.	Direct General Corp.	+53.7%
3.	ElkCorp	+51.6%
4.	Deluxe Corp.	+48.9%
5.	RailAmerica Inc.	+47.3%
6.	The Goodyear Tire and Rubber Co.	+44.8%
7.	The Buckle Inc.	+42.9%
8.	John H. Harland Co.	+38.3%
9.	Universal Corp.	+35.8%
10.	Apria Healthcare Group Inc.	+35.0%

Weakest performers for the quarter ended December 31, 2006F

1.	ADDvantage Technologies Group Inc.	–33.6%
2.	Bakers Footwear Group Inc.	–31.5%
3.	Georgia Gulf Corp.	–29.3%
4.	National Medical Health Card Systems Inc.	–23.9%
5.	Key Tronic Corp.	–18.6%
6.	Valassis Communications Inc.	–17.9%
7.	Kindred Healthcare Inc.	–15.1%
8.	Furniture Brands International Inc.	–14.0%
9.	Blyth Inc.	–13.8%
10.	Chromcraft Revington Inc.	–13.1%

D Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.
E Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F Securities held for the entire quarter.

42  Quarterly Report to Shareholders

Portfolio of Investments

U.S. Small-Capitalization Value Trust
December 31, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 98.3%
Consumer Discretionary — 24.4%
Auto Components — 3.4%
Aftermarket Technology Corp.	36	$773	A
American Axle and Manufacturing Holdings Inc.	51	976
ArvinMeritor Inc.	118	2,153
Bandag Inc. — Class A	12	579
Dorman Products Inc.	11	123	A
Modine Manufacturing Co.	28	701
Strattec Security Corp.	6	289	A
The Goodyear Tire and Rubber Co.	65	1,371	A
TRW Automotive Holdings Corp.	56	1,454	A

		8,419

Distributors — 0.5%
Building Materials Holding Corp.	47	1,166
Handleman Co.	13	87

		1,253

Diversified Consumer Services — 0.6%
Career Education Corp.	19	468	A
Pre-Paid Legal Services Inc.	12	481	A
Vertrue Inc.	15	592	A

		1,541

Hotels, Restaurants and Leisure — 2.6%
Bluegreen Corp.	36	466	A
CBRL Group Inc.	28	1,235
Frisch’s Restaurants Inc.	6	173
Jack in the Box Inc.	52	3,143	A
Landry’s Restaurants Inc.	7	214
Luby’s Inc.	13	138	A
Ruby Tuesday Inc.	6	162
Speedway Motorsports Inc.	24	922
The Steak N Shake Co.	6	113	A

		6,566

Quarterly Report to Shareholders  43

	Shares/Par	Value

Consumer Discretionary — Continued
Household Durables — 5.0%
American Greetings Corp.	89	$2,120
Beazer Homes USA Inc.	5	230
Blyth Inc.	54	1,127
Chromcraft Revington Inc.	10	88	A
Craftmade International Inc.	9	156
CSS Industries Inc.	18	623
Ethan Allen Interiors Inc.	46	1,657
Flexsteel Industries	5	58
Furniture Brands International Inc.	82	1,332
Hooker Furniture Corp.	14	213
Lenox Group Inc.	10	66	A
Levitt Corp.	13	164
Mity Enterprises Inc.	5	88	A
Standard-Pacific Corp.	1	21
Stanley Furniture Co. Inc.	16	352
Technical Olympic USA Inc.	40	404
Tempur-Pedic International Inc.	90	1,835	A
Tupperware Brands Corp.	79	1,793
WCI Communities Inc.	4	73	A

		12,400

Leisure Equipment and Products — 1.1%
Aldila Inc.	2	25
Escalade Inc.	8	88
JAKKS Pacific Inc.	35	754	A
MarineMax Inc.	15	399	A
Polaris Industries Inc.	30	1,419

		2,685

Media — 0.6%
Belo Corp.	20	375
Journal Communications Inc.	48	604

44  Quarterly Report to Shareholders

Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Consumer Discretionary — Continued
Media — Continued
Saga Communications Inc.	15	$147	A
Valassis Communications Inc.	22	312	A

		1,438

Multiline Retail — 0.6%
Conn’s Inc.	31	728	A
Tuesday Morning Corp.	46	709

		1,437

Specialty Retail — 8.3%
Asbury Automotive Group Inc.	48	1,131
Bakers Footwear Group Inc.	4	33	A
Big 5 Sporting Goods Corp.	24	589
Borders Group Inc.	32	706
Charming Shoppes Inc.	55	739	A
Claire’s Stores Inc.	14	454
Finlay Enterprises Inc.	18	145	A
Genesco Inc.	38	1,429	A
Group 1 Automotive Inc.	42	2,146
Hastings Entertainment Inc.	19	135	A
JOS A Bank Clothiers Inc.	4	117	A
Lithia Motors Inc.	22	621
New York and Co. Inc.	1	13	A
Pacific Sunwear of California Inc.	57	1,118	A
Rent-A-Center Inc.	64	1,900	A
REX Stores Corp.	17	307	A
Sonic Automotive Inc.	51	1,478
Stage Stores Inc.	45	1,360
The Buckle Inc.	10	493
The Cato Corp.	19	431
The Finish Line Inc.	36	507
United Auto Group Inc.	113	2,656
Zale Corp.	81	2,277	A

		20,785

Quarterly Report to Shareholders  45

	Shares/Par	Value

Consumer Discretionary — Continued
Textiles, Apparel and Luxury Goods — 1.7%
Columbia Sportswear Co.	20	$1,131
K-Swiss Inc.	23	695
Lakeland Industries Inc.	4	58	A
Perry Ellis International Inc.	9	381	A
Rocky Brands Inc.	5	82	A
The Timberland Co.	55	1,750	A
Unifirst Corp.	7	253

		4,350

Consumer Staples — 4.2%
Food and Staples Retailing — 1.9%
BJ’s Wholesale Club Inc.	65	2,031	A
Ingles Markets Inc.	9	274
Nash Finch Co.	14	385
Ruddick Corp.	75	2,084

		4,774

Food Products — 1.3%
Del Monte Foods Co.	207	2,282
Gold Kist Inc.	9	194	A
Maui Land and Pineapple Co. Inc.	4	146	A
Premium Standard Farms Inc.	19	357
The J.M. Smucker Co.	6	291

		3,270

Household Products — 0.3%
Spectrum Brands Inc.	55	599	A

Personal Products — 0.1%
Elizabeth Arden Inc.	9	180	A
Schiff Nutrition International Inc.	11	72	A

		252

Tobacco — 0.6%
Universal Corp.	31	1,505

46  Quarterly Report to Shareholders

Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Energy — 3.0%
Energy Equipment and Services — 0.5%
Bristow Group Inc.	22	$801	A
Gulfmark Offshore Inc.	13	502	A

		1,303

Oil, Gas and Consumable Fuels — 2.5%
Alon USA Energy Inc.	14	358
Brigham Exploration Co.	48	353	A
Callon Petroleum Co.	20	293	A
Encore Acquisition Co.	36	883	A
Forest Oil Corp.	14	464	A
Mexco Energy Corp.	1	7	A
Pogo Producing Co.	10	494
Stone Energy Corp.	46	1,640	A
The Houston Exploration Co.	14	730	A
The Meridian Resource Corp.	92	285	A
USEC Inc.	53	677	A
Whittier Energy Corp.	10	96	A

		6,280

Financials — 34.5%
Commercial Banks — 10.5%
American National Bankshares Inc.	10	224
Arrow Financial Corp.	11	270
Bancfirst Corp.	13	694
BancorpSouth Inc.	16	440
Camden National Corp.	12	549
Chemical Financial Corp.	40	1,347
Chittenden Corp.	7	199
Citizens Banking Corp.	29	761
Columbia Banking System Inc.	24	840
Community Bank System Inc.	31	704
Community Trust Bancorp Inc.	25	1,028
First Bancorp	7	157
First Community Bancshares Inc.	12	459
First M&F Corp.	11	210

Quarterly Report to Shareholders  47

	Shares/Par	Value

Financials — Continued
Commercial Banks — Continued
First United Corp.	8	$178
Firstbank Corp.	1	26
FNB Corp.	12	498
FNB Corp.	7	125
FNB Corp.	60	1,087
German American Bancorp Inc.	10	144
Greater Bay Bancorp	13	353
Harleysville National Corp.	12	231
Harrington West Financial Group Inc.	8	132
IBERIABANK Corp.	6	347
Independent Bank Corp.	11	266
Integra Bank Corp.	5	129
International Bancshares Corp.	23	710
Lakeland Financial Corp.	11	286
MainSource Financial Group Inc.	16	278
Merchants Bancshares Inc.	4	97
NBT Bancorp Inc.	36	909
North Valley Bancorp	11	208
Northrim BanCorp Inc.	9	226
Old Point Financial Corp.	2	45
Oriental Financial Group Inc.	26	331
PAB Bankshares Inc.	14	293
Park National Corp.	3	287
Penns Woods Bancorp Inc.	5	177
Peoples Bancorp Inc.	18	526
Provident Bankshares Corp.	24	861
Renasant Corp.	9	282
Republic Bancorp Inc.	119	1,599
Republic First Bancorp Inc.	13	172	A
S&T Bancorp Inc.	8	277
Sierra Bancorp	6	174
Simmons First National Corp.	8	265
Sky Financial Group Inc.	26	751
Southwest Bancorp Inc.	11	295

48  Quarterly Report to Shareholders

Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Financials — Continued
Commercial Banks — Continued
Susquehanna Bancshares Inc.	22	$589
Taylor Capital Group Inc.	6	204
TriCo Bancshares	14	369
Trustmark Corp.	63	2,071
United Bankshares Inc.	18	692
United Security Bancshares	6	169
Univest Corp. of Pennsylvania	10	308
Washington Banking Co.	6	100
WesBanco Inc.	15	489
West Coast Bancorp	13	450
Whitney Holding Corp.	6	189
Yadkin Valley Financial Corp.	6	117

		26,194

Consumer Finance — 0.4%
Advanta Corp.	15	586
Nelnet Inc.	15	402	A

		988

Diversified Financial Services — 0.4%
Asset Acceptance Capital Corp.	40	664	A
California First National Bancorp	7	94
Marlin Business Services Corp.	10	233	A

		991

Insurance — 13.4%
21st Century Insurance Group	65	1,152
Affirmative Insurance Holdings Inc.	15	246
Alfa Corp.	58	1,094
American Equity Investment Life Holding Co.	55	713
Argonaut Group Inc.	28	993	A
Bristol West Holdings Inc.	29	461
CNA Surety Corp.	45	957	A
Delphi Financial Group Inc.	61	2,473
Direct General Corp.	34	702

Quarterly Report to Shareholders  49

	Shares/Par	Value

Financials — Continued
Insurance — Continued
Donegal Group Inc. — Class A	7	$144
Donegal Group Inc. — Class B	4	64
EMC Insurance Group Inc.	5	169
FBL Financial Group Inc.	47	1,852
Great American Financial Resources Inc.	39	892
Hanover Insurance Group Inc.	23	1,132
Harleysville Group Inc.	19	644
Horace Mann Educators Corp.	45	899
Infinity Property and Casualty Corp.	35	1,679
LandAmerica Financial Group Inc.	29	1,817
Meadowbrook Insurance Group Inc.	48	472	A
National Western Life Insurance Co.	4	897
Nymagic Inc.	8	304
Odyssey Re Holdings Corp.	101	3,760
Ohio Casualty Corp.	55	1,644
Presidential Life Corp.	33	729
Procentury Corp.	12	229
Safety Insurance Group Inc.	27	1,349
SeaBright Insurance Holdings	9	169	A
StanCorp Financial Group Inc.	22	991
The Commerce Group Inc.	113	3,368
The Midland Co.	18	741
The Phoenix Cos. Inc.	19	307
Unico American Corp.	5	68	A
United Fire and Casualty Co.	15	515

		33,626

Thrifts and Mortgage Finance — 9.8%
Anchor Bancorp Wisconsin Inc.	37	1,058
Bankunited Financial Corp.	8	226
Corus Bankshares Inc.	72	1,670
Dime Community Bancshares	13	188
Downey Financial Corp.	39	2,831
First Defiance Financial Corp.	2	51

50  Quarterly Report to Shareholders

Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Financials — Continued
Thrifts and Mortgage Finance — Continued
First Financial Holdings Inc.	19	$740
First Financial Service Corp.	6	181
First Mutual Bancshares Inc.	7	173
First Place Financial Corp.	16	366
FirstFed Financial Corp.	26	1,748	A
Flagstar Bancorp Inc.	42	628
Flushing Financial Corp.	32	553
Franklin Bank Corp.	23	472	A
Fremont General Corp.	107	1,733
HMN Financial Inc.	6	207
IndyMac Bancorp Inc.	97	4,376
ITLA Capital Corp.	7	423
MAF Bancorp Inc.	35	1,567
North Central Bancshares Inc.	2	90
OceanFirst Financial Corp.	13	297
Parkvale Financial Corp.	9	276
PFF Bancorp Inc.	23	800
TierOne Corp.	4	139
Timberland Bancorp Inc.	6	237
Triad Guaranty Inc.	20	1,095	A
United Community Financial Corp.	32	394
Washington Federal Inc.	42	984
Webster Financial Corp.	14	663
WSFS Financial Corp.	4	268

		24,434

Health Care — 2.1%
Health Care Equipment and Supplies — 0.4%
Atrion Corp.	2	140
Cantel Medical Corp.	17	280	A
Kinetic Concepts Inc.	7	281	A
Nutraceutical International Corp.	10	159	A

		860

Quarterly Report to Shareholders  51

	Shares/Par	Value

Health Care — Continued
Health Care Providers and Services — 1.7%
Apria Healthcare Group Inc.	71	$1,892	A
Kindred Healthcare Inc.	50	1,265	A
LifePoint Hospitals Inc.	22	752	A
Magellan Health Services Inc.	5	216	A
National Home Health Care Corp.	11	131
National Medical Health Card Systems Inc.	4	41	A

		4,297

Industrials — 13.3%
Aerospace and Defense — 0.2%
Ducommun Inc.	8	176	A
United Industrial Corp.	7	376

		552

Air Freight and Logistics — 0.2%
ABX Air Inc.	56	390	A

Airlines — 1.9%
ExpressJet Holdings Inc.	91	734	A
Mesa Air Group Inc.	61	518	A
Republic Airways Holdings Inc.	45	747	A
Skywest Inc.	107	2,722

		4,721

Building Products — 2.2%
Ameron International Corp.	15	1,107
ElkCorp	26	1,073
Griffon Corp.	25	632	A
Lennox International Inc.	43	1,304
Simpson Manufacturing Co. Inc.	21	652
Universal Forest Products Inc.	17	811

		5,579

Commercial Services and Supplies — 2.2%
Deluxe Corp.	67	1,688
Ennis Inc.	17	423

52  Quarterly Report to Shareholders

Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Industrials — Continued
Commercial Services and Supplies — Continued
Intersections Inc.	17	$181	A
John H. Harland Co.	45	2,254
Labor Ready Inc.	30	555	A
M&F Worldwide Corp.	12	313	A
United Stationers Inc.	4	178	A

		5,592

Electrical Equipment — 0.3%
A.O. Smith Corp.	4	166
GrafTech International Ltd.	96	662	A
Technology Research Corp.	3	14

		842

Industrial Conglomerates — 0.3%
Standex International Corp.	21	627

Machinery — 2.9%
Accuride Corp.	31	346	A
Albany International Corp., Class A	6	204
Barnes Group Inc.	28	618
Blount International Inc.	1	9	A
Briggs and Stratton Corp.	67	1,797
Commercial Vehicle Group Inc.	22	488	A
Gehl Co.	7	187	A
Kennametal Inc.	11	624
Navistar International Corp.	60	1,999	A
Supreme Industries Inc.	14	91
The Timken Co.	12	362
Wabash National Corp.	33	494

		7,219

Road and Rail — 2.3%
Arkansas Best Corp.	14	500
Con-way Inc.	26	1,149
Quality Distribution Inc.	5	62	A

Quarterly Report to Shareholders  53

	Shares/Par	Value

Industrials — Continued
Road and Rail — Continued
RailAmerica Inc.	31	$500	A
Saia Inc.	11	266	A
Swift Transportation Co. Inc.	30	786	A
Werner Enterprises Inc.	42	739
YRC Worldwide Inc.	44	1,675	A

		5,677

Trading Companies and Distributors — 0.5%
BlueLinx Holdings Inc.	29	304
Huttig Building Products Inc.	5	26	A
UAP Holding Corp.	9	224
United Rentals Inc.	32	801	A

		1,355

Transportation Infrastructure — 0.3%
Interpool Inc.	30	689

Information Technology — 3.8%
Communications Equipment — 0.5%
Plantronics Inc.	39	829
Radyne Corp.	17	186	A
Spectralink Corp.	13	108
Westell Technologies Inc.	73	183	A

		1,306

Computers and Peripherals — N.M.
KEY Tronic Corp.	11	50	A

Electronic Equipment and Instruments — 1.3%
ADDvantage Technologies Group Inc.	2	5	A
Agilysys Inc.	25	422
Global Imaging Systems Inc.	1	26	A
Micronetics Inc.	4	31	A
Multi-Fineline Electronix Inc.	18	359	A
PAR Technology Corp.	13	121	A

54  Quarterly Report to Shareholders

Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Information Technology — Continued
Electronic Equipment and Instruments — Continued
Plexus Corp.	21	$492	A
Sigmatron International Inc.	5	45	A
SYNNEX Corp.	38	838	A
TTM Technologies Inc.	28	317	A
Vishay Intertechnology Inc.	28	383	A
Wireless Telecom Group Inc.	40	101

		3,140

Internet Software and Services — 1.0%
Earthlink Inc.	159	1,126	A
United Online Inc.	108	1,428

		2,554

IT Services — N.M.
TSR Inc.	7	29

Semiconductors and Semiconductor Equipment — 1.0%
Cohu Inc.	17	336
Intest Corp.	2	10	A
Kulicke and Soffa Industries Inc.	50	421	A
MKS Instruments Inc.	17	393	A
Omnivision Technologies Inc.	52	708	A
Photronics Inc.	27	439	A
Portalplayer Inc.	5	70	A

		2,377

Software — N.M.
Dynamics Research Corp.	12	120	A

Materials — 5.3%
Chemicals — 2.5%
Cytec Industries Inc.	1	51
FMC Corp.	18	1,339
Georgia Gulf Corp.	33	637
Hawkins Inc.	4	57

Quarterly Report to Shareholders  55

	Shares/Par	Value

Materials — Continued
Chemicals — Continued
Olin Corp.	77	$1,269
PolyOne Corp.	122	913	A
Sensient Technologies Corp.	78	1,909

		6,175

Construction Materials — 0.5%
Headwaters Inc.	40	956	A
US Concrete Inc.	36	259	A

		1,215

Containers and Packaging — 0.5%
Silgan Holdings Inc.	30	1,318

Metals and Mining — 1.4%
Gibraltar Industries Inc.	38	902
NN Inc.	18	220
Northwest Pipe Co.	7	237	A
Worthington Industries Inc.	117	2,070

		3,429

Paper and Forest Products — 0.4%
Louisiana-Pacific Corp.	50	1,074

Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.9%
Commonwealth Telephone Enterprises Inc.	23	980
HickoryTech Corp.	14	97
Iowa Telecommunications Services Inc.	33	656
North Pittsburgh Systems Inc.	2	39
Premiere Global Services Inc.	63	593	A

		2,365

Utilities — 6.8%
Electric Utilities — 1.7%
Great Plains Energy Inc.	73	2,318
Green Mountain Power Corp.	5	183

56  Quarterly Report to Shareholders

Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Utilities — Continued
Electric Utilities — Continued
Otter Tail Corp.	5	$143
Westar Energy Inc.	63	1,641

		4,285

Gas Utilities — 2.5%
Atmos Energy Corp.	37	1,190
Energen Corp.	4	164
New Jersey Resources Corp.	12	564
Peoples Energy Corp.	18	820
The Laclede Group Inc.	23	792
WGL Holdings Inc.	80	2,616

		6,146

Independent Power Producers and Energy Traders — 0.2%
Black Hills Corp.	11	410

Multi-Utilities — 2.4%
Puget Energy Inc.	79	2,006
Vectren Corp.	44	1,248
WPS Resources Corp.	51	2,777

		6,031

Total Common Stocks and Equity Interests (Cost — $193,486)		245,514

Quarterly Report to Shareholders  57

	Shares/Par	Value

Repurchase Agreements — 2.5%
Bank of America 5.24%, dated 12/29/06, to be repurchased at $3,088 on 1/2/07 (Collateral: $3,120 Federal Home Loan Bank notes, 5.25%, due 11/3/09, value $3,148)	$3,087	$3,087

Goldman Sachs Group Inc. 5.21%, dated 12/29/06, to be repurchased at $3,088 on 1/2/07 (Collateral: $3,344 Fannie Mae Conventional Loan Pool, 4.50%, due 8/1/35, value $3,145)	3,086	3,086

Total Repurchase Agreements (Cost — $6,173)		6,173

Total Investments — 100.7% (Cost — $199,659)		251,687
Other Assets Less Liabilities — (0.7)%		(1,802)

Net Assets — 100.0%		$249,885

Net Asset Value Per Share:
Primary Class		$13.68

Institutional Class		$15.39

A Non-income producing.
N.M. — Not meaningful.

  Notes

Fund Information

Investment Managers
For American Leading Companies Trust:
Legg Mason Capital Management, Inc.
Baltimore, MD

For Balanced Trust, Financial Services Fund, and U.S. Small-Cap Value Trust:
Legg Mason Fund Adviser, Inc.
Baltimore, MD

Investment Advisers

For American Leading Companies Trust:
Legg Mason Capital Management, Inc.
Baltimore, MD
For Balanced Trust:
Bartlett & Co.
Cincinnati, OH

For Financial Services Fund:
Barrett Associates, Inc.
New York, NY

For U.S. Small-Cap Value Trust:
Brandywine Global Investment Management, LLC
Philadelphia, PA

Board of Directors
John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers
Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Braintree, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Washington, DC

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
 Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#Results.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings, as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about each Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services — Institutional For FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary

LMF-013 (2/07)/Q 07-0074